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                                                                    EXHIBIT 10.2



                                 CHRONIMED INC.

                       NONQUALIFIED STOCK OPTION AGREEMENT

                       UNDER THE 2001 STOCK INCENTIVE PLAN

                 (STOCK USE PERMITTED UNDER CERTAIN CONDITIONS)

Between:

CHRONIMED Inc. (the "Company") and  JOHN DOE (the "Optionee"), dated __________

         The Company hereby grants to the Optionee an option (the "Option") under the CHRONIMED Inc. 2001 Stock Incentive Plan (the "Plan") to purchase 1,000 shares (the "Shares") of the Company's Common Stock under the following terms and conditions set forth below. The terms and conditions applicable to the Option are as follows:

         1. Nonqualified Stock Option - The Option shall be a Nonqualified Stock Option, as defined in the Plan, and is not intended to qualify as an incentive stock option within the meaning of Code Section 422.

         2. Purchase Price - The purchase price of the Shares shall be $5.00 per share, which is not less than the fair market value of the Common Stock on the date of this Agreement.

         3. Period of Exercise - The Option will expire on the earlier of (i) the seventh anniversary of this Agreement, or, (ii) the date five years after the last date on which the Option fully vests under subsections (a) through (h) below (the "Expiration Date"). The Option may be exercised only while the Optionee is actively employed by the Company (or a Subsidiary Corporation or Parent Corporation, if any, of the Company) and as provided in Section 5, dealing with termination of employment. Notwithstanding anything any other provision under this Agreement or the Plan, this Option may not be exercised prior to the six month anniversary of this Agreement.


               The Optionee may exercise the Option in the amounts and in accordance with the conditions set forth below:

               (a) If for five days during any consecutive 30-day period ending on or before the first anniversary of this Agreement, the Fair Market Value of the Shares has been equal to or greater than $6.00 per share (the "20% Acceleration Trigger") then, on the first day following the 20% Acceleration Trigger, this Option shall become exercisable as to 200 Shares.

               (b) If on the first anniversary of this Agreement, the 20% Acceleration Trigger has not occurred, this Option shall become exercisable as to 200 Shares.

               (c) If for five days during any consecutive 30-day period ending on or before the third anniversary of this Agreement, the Fair Market Value of the Shares has been equal to or greater than $8.00 per share (the



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"60% Acceleration Trigger") then, on the first day following the 60%
Acceleration Trigger, this Option shall become exercisable for up to 600 Shares, inclusive of any previously exercisable Options.

               (d) If on the second anniversary of this Agreement, the 60% Acceleration Trigger has not occurred, this Option shall become exercisable for up to 400 Shares, inclusive of previously exercisable Options.

               (e) If on the third anniversary of this Agreement, the 60% Acceleration Trigger has not occurred, this Option shall become exercisable for up to 600 Shares, inclusive of previously exercisable Options.

               (f) If for five days during any consecutive 30-day period ending on or before the fifth anniversary of this Agreement, the Fair Market Value of the Shares has been equal to or greater than $10.00 per share (the "100% Acceleration Trigger") then, on the first day following the 100% Acceleration Trigger, this Option shall become exercisable as to 1,000 Shares.

               (g) If on the fourth anniversary of this Agreement, the 100% Acceleration Trigger has not occurred, this Option shall become exercisable for up to 800 Shares, inclusive of previously exercisable Options.

               (h) If on the fifth anniversary of this Agreement, the 100% Acceleration Trigger has not occurred, this Option shall become exercisable for up to 1,000 Shares.

         4. Transferability - This Option is not transferable except as permitted under the Plan, or by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him.

         5. Termination of Employment - In the event that employment of the Optionee with the Company and any Subsidiary Corporations of the Company is terminated, the Option may be exercised (only to the extent exercisable at the date of termination of employment) by the Optionee within three months after the date of termination; provided, however, that:

               (a) If the Optionee's employment is terminated because Optionee is disabled within the meaning of Internal Revenue Code ss. 422, the Optionee shall have one year rather than three months to exercise the Option (only to the extent exercisable at the date of termination of employment).

               (b) If the Optionee dies, the Option may be exercised (only to the extent exercisable by the Optionee at the date of death) by Optionee's legal representative or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Optionee, but the Option must be exercised within one year after the date of the Optionee's death.

               (c) If the Optionee's employment is terminated for "cause" (as defined in this Section 5), this Option shall terminate immediately. The term "cause" as used in this Section 5, means: (i) Optionee's conviction of a felony which would materially damage the reputation of the Company, (ii) a material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company or (iii) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties, which has a material adverse effect on the Company.

               (d) Notwithstanding the foregoing, in no event (including disability or death of the Optionee) may this Option be exercised after the Expiration Date.

         6. No Guarantee of Employment - This Agreement shall in no way restrict the right of the Company or any Subsidiary Corporation to terminate Optionee's employment at any time.



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         7. Investment Representation - The Company will require an investment representation from Optionee, a restrictive legend on certificates issued for the Shares and a stop order with the Company's transfer agent if a registration statement under applicable securities laws is not in effect with respect to the Shares issued at the time Optionee exercises the Option.

         8. Method of Exercise; Use of Common Stock - The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the Shares to be issued, and in the event of an exercise under the terms of paragraph 5(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of Shares purchased under the Option, registered in the name of the Optionee (or other purchaser under paragraph 5(b) hereof) as soon as practicable after receipt of the notice.

               When exercising this Option Optionee may make payment either in money or by tendering unencumbered shares of the Common Stock owned by the Optionee, or by a combination of the two; provided, however, that (a) shares of the Common Stock may be utilized only if, at the time of exercise, the Common Stock is publicly traded, either on a stock exchange or nationally or locally over the counter, and (b) the right to pay in the form of the Common Stock can be utilized only twice in any calendar year. Where shares of Common Stock are employed to pay all or part of the exercise price, the shares of said Common Stock shall be valued at their Fair Market Value at the time of payment.

         9. Withholding - In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by Optionee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Optionee, or may require Optionee to remit to the Company an amount equal to such appropriate amounts.

         10. Adjustment Event - The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Section 8.2 of the Plan.

         11. Incorporation of Plan - This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.


CHRONIMED INC.:


By ________________________________
      Chairman and Chief Executive Officer



OPTIONEE:


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                                 CHRONIMED INC.
             NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION ISSUED
                       UNDER THE 2001 STOCK INCENTIVE PLAN

To: CHRONIMED INC.
    10900 Red Circle Drive
    Minnetonka, MN  55343


         I hereby exercise my Option dated _______________ to purchase __________ shares of Common Stock of the Company at the option exercise price of $_________ per share. Enclosed is a certified or cashier's check in the total amount of $_________, or payment in such other form as the Company has specified.

         I request that my shares be issued to me as follows:

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  (Print your name in the form in which you wish to have the shares registered)


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                            (Social Security Number)


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                               (Street and Number)


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         (City)                       (State)                  (Zip Code)



Dated:  _______________, 20___.

                                         Signature:
                                                   -----------------------------

                                         Printed Name:
                                                       -------------------------


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